Financial instruments	12 Months Ended
Dec. 31, 2022
Disclosure of Financial Instruments [Abstract]
Financial instruments
17	Financial instruments

Fair value of financial instruments

Financial instruments are defined as a contractual right or obligation to receive or deliver cash on another financial asset. The following table sets out the approximate fair values of financial instruments as at the consolidated statements of financial position date with relevant comparatives:

	December 31, 2022		December 31, 2021
	Carrying value $	Fair value $	Carrying value $	Fair value $

Cash and cash equivalents	21,223	21,223	38,616	38,616
Amounts receivable	29	29	10	10
Accounts payable, accrued and other liabilities	9,037	9,037	8,589	8,589
Warrant liabilities	16	16	318	318
Long-term debt	27,458	27,458	18,002	18,002

Assets and liabilities, such as commodity taxes, that are not contractual and that arise as a result of statutory requirements imposed by governments, do not meet the definition of financial assets or financial liabilities and are, therefore, excluded from amounts receivable and accounts payable.

Fair value of items, which are short-term in nature, have been deemed to approximate their carrying value. The above noted fair values, presented for information only, reflect conditions that existed only as at December 31, 2022, and do not necessarily reflect future value or amounts which the Corporation might receive if it were to sell some or all of its assets to a willing buyer in a free and open market.

The fair value of long-term debt is estimated based on the expected interest rates for similar borrowings by the Corporation at the consolidated statements of financial position dates. For the period presented, the fair value is estimated to be equal to the carrying amount.

Risk management

The Corporation, through its financial assets and liabilities, has exposure to the following risks from its use of financial instruments: interest rate risk, credit risk, liquidity risk and currency risk. Management is responsible for setting acceptable levels of risk and reviewing risk management activities as necessary.

a)	Interest rate risk

The Corporation is exposed to interest rate fluctuations on the venture loan with Horizon Technology Finance Corporation and Powerscourt Investments XXV, LP for which amounts are subject to The Wall Street Journal prime rate plus 5.75%, with an interest rate floor at 3.25% for the prime rate. The Corporation does not expect further significant increases in The Wall Street Journal prime rate and has decided to not actively manage the risk. Based on currently outstanding loans an increase (decrease) of 100 basis points in interest prime rate at the reporting date would have resulted in a non-significant impact on earnings or loss. This analysis assumes that all other variables remain constant. Other than the interest rate fluctuations on the Venture loan described above, the Corporation has limited exposure to interest rate risk on its lending and borrowing activities. The Corporation has a loan with a fixed interest rate of 8% per annum resulting in interest payments in 2022 of $13. The Corporation also has an interest-free loan that is repayable over 84 months, resulting in required principal debt payments in fiscal 2022 of $49. The remaining outstanding debt as at December 31, 2022 is interest-free only becoming repayable when revenues are earned.

b)	Credit risk

Credit risk arises from cash and cash equivalents and amounts receivable. The Corporation invests excess cash in high-interest savings accounts or in highly liquid temporary investments of Schedule 1 Canadian Banks. The credit risk of cash and cash equivalents is limited because the counterparties are banks with high credit ratings assigned by international credit rating agencies.

The total of amounts receivable disclosed in the consolidated statements of financial position as at December 31, 2022 of $727 (2021 - $602) is comprised mainly of current period advances due to the Corporation for taxes recoverable. If required, the balance is shown net of allowances for bad debt, estimated by management based on prior experience and their assessment of the current economic environment.

Historically, there have been no collection issues and the Corporation does not believe it is subject to any significant concentration of credit risk.

c)	Liquidity risk

Liquidity risk represents the possibility that the Corporation may not be able to gather sufficient cash resources when required and under reasonable conditions to meet its financial obligations.

Since the Corporation’s inception, operations have been financed through the sale of shares, issuance of debt, revenue and cost-recoveries from license agreements, interest income on funds available for investment, government assistance and income tax credits. The Corporation has incurred significant operating losses and negative cash flows from operations since inception and has an accumulated deficit of $192,911 as at December 31, 2022.

While the Corporation has $21,223 in cash and cash equivalents at December 31, 2022, it continues to have an ongoing need for substantial capital resources to research and develop, commercialize and manufacture its products and technologies. The Corporation is currently not yet receiving a significant ongoing revenue stream from its license agreements, nor can it be certain that it will receive significant revenue from these agreements before additional cash is required. As a result, there can be no assurance that the Corporation will have sufficient capital to fund its ongoing operations, and develop or commercialize any of its products without future financing.

The following table outlines the contractual maturities of the Corporation’s liabilities, including most likely timing of repayments of long-term debt that is repayable based on a percentage of revenues.

The long-term debt is comprised of the contributions received described in note 9, less amounts that have been repaid as at December 31, 2022:

	Total $	Year 1 $	Years 2 to 3 $	Years 4 to 5 $	After 5 years $
Accounts payable and other liabilities	9,037	9,037	–	–	–
Short-term and low value leases	30	13	12	5	–
Lease obligation	1,754	434	843	409	68
Long-term debt	38,656	3,418	28,012	68	7,158
	49,477	12,902	28,867	482	7,226

The above amounts include interest payments, where applicable.

d)	Currency risk

The Corporation incurs some revenue and expenses and holds on some cash denominated in Canadian dollars and, as such, is subject to fluctuations as a result of foreign exchange rate variation. The Corporation does not have in place any formal tools to manage its foreign exchange risk.

Foreign exchange loss of $203 for the year ended December 31, 2022 (2021 - $110 gain; 2020 - $996 loss) is included in general and administrative expenses. If the foreign exchange had been 1% higher/lower, with all other variables held constant, it would have had an immaterial impact on the foreign exchange gain/loss.